EXHIBIT NO. 99.8(f)

                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                                               Revised as of September 18, 2002

                                                                      Exhibit A

                                  Funds

I.       MFS Family of Funds
         MFS Series Trust I:
           MFS Cash Reserve Fund
           MFS Core Growth Fund
           MFS Global Asset Allocation Fund
           MFS Global Telecommunications Fund
           MFS Japan Equity Fund
           MFS Managed Sectors Fund
           MFS New Discovery Fund
           MFS Research Growth and Income Fund
           MFS Research International Fund
           MFS Strategic Growth Fund
           MFS Technology Fund MFS Value Fund

         MFS Series Trust II:
           MFS Emerging Growth Fund
           MFS Large Cap Growth Fund

         MFS Series Trust III:
           MFS High Income Fund
           MFS High Yield Opportunities Fund
           MFS Municipal High Income Fund

         MFS Series Trust IV:
           MFS Government Money Market Fund
           MFS  Mid Cap Growth Fund
           MFS Money Market Fund
           MFS Municipal Bond Fund

         MFS Series Trust V:
           MFS International New Discovery Fund
           MFS International Strategic Growth Fund
           MFS International Value Fund
           MFS Research Fund
           MFS Total Return Fund

         MFS Series Trust VI:
           MFS Global Equity Fund

           MFS Global Total Return Fund
           MFS Utilities Fund

         MFS Series Trust VII:
           MFS Capital Opportunities Fund
           MFS Global Governments Fund

         MFS Series Trust VIII:
           MFS Global Growth Fund
           MFS Strategic Income Fund

         MFS Series Trust IX:
           MFS Bond Fund
           MFS Emerging Opportunities Fund
           MFS Intermediate Investment Grade Bond Fund
           MFS Large Cap Value Fund
           MFS Limited Maturity Fund
           MFS Municipal Limited Maturity Fund
           MFS Research Bond Fund
           MFS Research Bond Fund J

         MFS Series Trust X:
           MFS Aggressive Growth Allocation Fund
           MFS Conservative Allocation Fund
           MFS Emerging Companies Fund
           MFS Emerging Markets Debt Fund
           MFS Emerging Markets Equity Fund
           MFS European Equity Fund
           MFS Fundamental Growth Fund
           MFS Gemini Large Cap U.S. Fund
           MFS Gemini U.K. Fund
           MFS Global Conservative Equity Fund
           MFS Global Health Sciences Fund
           MFS Government Mortgage Fund
           MFS Growth Allocation Fund
           MFS High Income Advantage Fund
           MFS Income Fund
           MFS International ADR Fund
           MFS International Core Equity Fund
           MFS International Growth Fund
           MFS International Investors Trust
           MFS Moderate Allocation Fund
           MFS New Endeavor Fund
           MFS Select Growth Fund
           MFS Strategic Value Fund

         MFS Municipal Series Trust:
           MFS Alabama Municipal Bond Fund
           MFS Arkansas Municipal Bond Fund
           MFS California Municipal Bond Fund
           MFS Florida Municipal Bond Fund

           MFS Georgia Municipal Bond Fund
           MFS Maryland Municipal Bond Fund
           MFS Massachusetts Municipal Bond Fund
           MFS Mississippi Municipal Bond Fund
           MFS New York Municipal Bond Fund
           MFS North Carolina Municipal Bond Fund
           MFS Pennsylvania Municipal Bond Fund
           MFS South Carolina Municipal Bond Fund
           MFS Tennessee Municipal Bond Fund
           MFS Virginia Municipal Bond Fund
           MFS West Virginia Municipal Bond Fund
           MFS Municipal Income Fund
           MFS Massachusetts High Income Tax Free Fund
           MFS New York High Income Tax Free Fund

         MFS Growth Opportunities Fund

         MFS Government Securities Fund

         Massachusetts Investors Growth Stock Fund

         MFS Government Limited Maturity Fund

         Massachusetts Investors Trust

II.      MFS Closed-End Funds
           MFS Charter Income Trust
           MFS Government Markets Income Trust
           MFS Intermediate Income Trust
           MFS Multimarket Income Trust
           MFS Municipal Income Trust
           MFS Special Value Trust


III.     MFS Institutional Funds
         MFS Institutional Trust:
           MFS Institutional Core Equity Fund
           MFS Institutional Emerging Equities Fund
           MFS Institutional High Yield Fund
           MFS Institutional International Equity Fund
           MFS Institutional International Research Equity Fund
           MFS Institutional Large Cap Growth Fund
           MFS Institutional Large Cap Value Fund
           MFS Institutional Mid Cap Growth Fund
           MFS Institutional Real Estate Investment Fund
           MFS Institutional Research Fund

         MFS Series Trust XI:
           MFS Mid Cap Value Fund
           MFS Union Standard Equity Fund
           Vertex Contrarian Fund
           Vertex International Fund

         MFS Variable Insurance Trust:
           MFS Bond Series
           MFS Capital Opportunities Series
           MFS Emerging Growth Series
           MFS Global Equity Series
           MFS High Income Series
           MFS Mid Cap Growth Series
           MFS Money Market Series
           MFS New Discovery Series
           MFS Research Series
           MFS Strategic Income Series
           MFS Total Return Series
           MFS Utilities Series

IV.      MFS/Sun Life Series Trust
         -------------------------
           Bond Series
           Capital Appreciation Series
           Capital Opportunities Series
           Emerging Growth Series
           Emerging Markets Equity Series
           Global Asset Allocation Series
           Global Governments Series
           Global Growth Series
           Global Telecommunications Series
           Global Total Return Series
           Government Securities Series
           High Yield Series
           International Growth Series
           International Investors Trust Series
           Managed Sectors Series
           Massachusetts Investors Growth Stock Series
           Massachusetts Investors Trust Series
           Mid Cap Growth Series
           Mid Cap Value Series
           Money Market Series
           New Discovery Series
           Research Growth and Income Series
           Research International Series
           Research Series Strategic Growth Series
           Strategic Income Series
           Strategic Value Series
           Technology Series
           Total Return Series
           Utilities Series
           Value Series

V.       Compass Products
           Capital Appreciation Variable Account

           Global Governments Variable Account
           Government Securities Variable Account
           High Yield Variable Account
           Managed Sectors Variable Account
           Money Market Variable Account
           Total Return Variable Account